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                                                            [TENNECO AUTOMOTIVE]

Corporate Directory
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
Tenneco Automotive Inc. (Delaware)
     AUTOPARTES WALKER S.A. DE C.V.  (MEXICO).............................................................<1
         (The Pullman Company owns >99%; and
         Tenneco Automotive Inc. owns <1%)
     MONROE-MEXICO S.A. DE C.V. (MEXICO)..................................................................<1
         (Autopartes Walker, S.A. de C.V. owns >99%;
         and each of Proveedora Walker and Tenneco Automotive
         owns <1%)
     TENNECO AUTOMOTIVE BRASIL LTDA. (BRAZIL).............................................................<1
         (Tenneco Brazil Ltda. owns >99%; and
         Tenneco Automotive owns <1%)
     TENNECO AUTOMOTIVE CHINA COMPANY (SHANGHAI) LTD (PRC)................................................33.95
         (Tenneco Automotive Inc. owns 33.95% and
         Tenneco Automotive Operating Company Inc. owns 66.05%)
     TENNECO AUTOMOTIVE INC. (NEVADA).....................................................................100
     TENNECO AUTOMOTIVE OPERATING COMPANY INC.............................................................100
         Beijing Monroe Automobile Shock Absorber Company Limited (PRC)...................................51
              (Tenneco Automotive Operating Company Inc. owns 51%; and
              an unaffiliated company owns 49%)
         Chongqing Walker Exhaust System Co. Ltd..........................................................60
              (Tenneco Automotive Operating Company Inc. owns 60%; and
              an unaffiliated company owns 40%)
         Dalian Walker-Gillet Automobile Muffler Co. Ltd. (PRC)...........................................60
              (Tenneco Automotive Operating Company Inc. owns 60%; and
              an unaffiliated company owns 40%)
              Walker-Eberspacher Automotive Exhaust System Co., Ltd.......................................25
                  (Tenneco Automotive Operating Company owns 30%; and
                  Dalian Walker-Gillet Automobile Muffler Company Ltd.
                  owns 25% and an unaffiliated entity owns 45%)
         Futaba-Walker U.K. Limited.......................................................................49
              (Tenneco Automotive Operating Company Inc. owns 49%; and
              an unaffiliated company owns 51%)
         McPherson Strut Company Inc. (Delaware)..........................................................100
         Precision Modular Assembly Corp. (Delaware)......................................................100
         Shanghai Walker Exhaust System Corporation Ltd. (PRC)............................................55
              (Tenneco Automotive Operating Company Inc. owns 55%; and Shanghai
              (Tenneco Automotive Operating Company Inc. owns 55%; and
              an unaffiliated company, owns 45%)
         Tenneco Asheville Inc. (Delaware)................................................................100
         Tenneco Asia Inc. (Delaware).....................................................................100
         Tenneco Automotive China Company (Shanghai) Ltd..................................................66.05
              (Tenneco Automotive Inc. owns 33.95% and
              Tenneco Automotive Operating Company Inc. owns 66.05%)


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                                                            [TENNECO AUTOMOTIVE]

Corporate Directory
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
         Tenneco Automotive Japan Inc. (Japan)............................................................100
         Tenneco Automotive Foreign Sales Corporation Limited (Jamaica)...................................100
         Tenneco Automotive Nederland B.V. (Netherlands)..................................................100
         Tenneco Automotive RSA Company (Delaware)........................................................100
         Tenneco Automotive (Thailand) Limited (Thailand).................................................>99
              (Tenneco Automotive Operating Company Inc. owns >99%; and
              individuals each own <1%)
              Walker Exhaust Co. Ltd. (Thailand)..........................................................<100
                  (Tenneco Automotive Thailand owns all shares
                  except for one share held 80% by three employees and 20%
                  by Yarnapund Ltd.)
         Tenneco Automotive Trading Company (Delaware)....................................................100
         Tenneco Automotive
              Walker Inc..................................................................................100
         Tenneco Brake, Inc. (Delaware)...................................................................100
         Tenneco Europe Limited (Delaware)................................................................100
              Wimetal S. A. (France)......................................................................<1
                  (Tenneco Europe Limited owns <1%; Walker Limited
                  owns < 1%; Tenneco Automotive France S.A. owns > 99%;
                  and unaffiliated parties own <1%)
              Tenneco Europe Ltd. (UK)....................................................................100
         Tenneco International Holding Corp. (Delaware)...................................................100
              Tenneco Automotive Europe N.V. (Belgium)....................................................>99
                  (Tenneco International Holdings Corp. owns >99%; and
                  Tenneco Global Holdings, Inc. owns <1%).................................................
                  Tenneco Automotive France S.A. (France).................................................<1
                      (Tenneco International Holding Corp. owns > 99%;
                      and each of Walker Europe, Inc., Tenneco Automotive
                      Europe N.V. and unaffiliated parties owns <1%)
                      Gillet Tubes Technologies S.A. (France).............................................<1
                           (Tenneco Automotive France S.A. owns >99%;
                           and each of Wimetal S.A. (France ),Tenneco Automotive
                           Services, SAS, Tenneco Automotive Europe N.V., and
                           unaffiliated parties owns <1% )
              Tenneco Automotive France S.A. (France).....................................................>99
                  (Tenneco International Holding Corp. owns > 99%;
                  and each of Walker Europe, Inc., Tenneco Automotive
                  Europe N.V. and unaffiliated parties owns <1%)
                  Gillet Tubes Technologies S.A. (France).................................................>99
                      (Tenneco Automotive France S.A. owns >99%;
                      and each of Wimetal S.A. (France ),Tenneco Automotive
                      Services, SAS, Tenneco Automotive Europe N.V., and
                      unaffiliated parties owns <1% )
                  Monroe Packaging BVBA (Belgium).........................................................<1
                      (Tenneco Automotive Europe N.V. owns >99%; and
                      Tenneco Automotive France S.A. owns <1%)


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
                  Tenneco Automotive Italia S.r.l. (Italy)................................................15
                      (Tenneco International Holding Corp. owns 85%; and
                      Tenneco Automotive France S.A. owns 15%)
                  Tenneco Automotive Europe Coordination Center BVBA (Belgium)............................<1
                      (Tenneco Automotive Europe N.V. owns >99%; and
                      Tenneco Automotive France S.A. owns <1%)
                  Wimetal S.A. (France)...................................................................>99
                      (Tenneco Europe Limited owns <1%; Walker Limited
                      owns <1%; Tenneco Automotive France S.A. owns >99%;
                      and unaffiliated parties own the remainder)
                           Gillet Tubes Technologies S.A. (France)........................................<1
                                         (Tenneco Automotive France S.A. owns >99%;
                                          and each of Wimetal S.A. (France ),Tenneco Automotive
                                              Services, SAS, Tenneco Automotive Europe N.V., and
                                             unaffiliated parties owns <1% )
              Tenneco Automotive Europe N.V. (Belgium)....................................................>99
                  (Tenneco International Holding Corp. owns >99%; and
                  Tenneco Global Holdings Inc. owns <1%)
                  Gillet Tubes Technologies SA............................................................<1
                      (Tenneco Automotive France S.A. owns >99%,
                      and each of Wimetal S.A. (France),Tenneco Automotive
                      Services, SAS, Tenneco Automotive Europe N.V., and
                      unaffiliated parties own the remainder)
                  Monroe Amortisor imalat ve Ticaret A.S. (Turkey)........................................>99
                      (Tenneco Automotive Europe N.V. owns >99%; and
                       unaffiliated parties own <.15%)
                  Monroe Packaging BVBA (Belgium).........................................................>99
                      (Tenneco Automotive Europe N.V. owns >99%; and Tenneco
                       Automotive France S.A. owns <1%)
                  Tenneco Automotive Europe Coordination Center BVBA (Belgium)............................>99
                      (Tenneco Automotive Europe N.V. owns >99%; and Tenneco
                       Automotive France S.A. owns <1%)
                  Tenneco Automotive France S.A. (France).................................................<1
                      (Tenneco International Holding Corp. owns >99%;
                      and each of Walker Europe, Inc., Tenneco Automotive
                      Europe N.V. and unaffiliated parties owns <1%)
              Tenneco Automotive Italia S.r.l. (Italy)....................................................85
                  (Tenneco International Holding Corp. owns 85%; and Tenneco
                   Automotive France, S.A. owns 15%)
              Tenneco Automotive Polska Sp. z.o.o. (Poland)...............................................<1
                  (Tenneco International Holding Corp. owns <1%; and
                  Tenneco Global Holdings  Inc. owns >99%)
              Tenneco Automotive Services SAS (France)....................................................100


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Corporate Directory
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
                  Gillet Tubes Technologies S.A. (France).................................................<1
                      (Tenneco Automotive France S.A. owns >99%;
                      and each of Wimetal S.A. (France),Tenneco Automotive
                      Services, SAS, Tenneco Automotive Europe N.V., and
                      unaffiliated parties owns <1%)
              Tenneco Automotive Sverige A.B. (Sweden)....................................................100
              Tenneco Canada Inc. (Canada)................................................................100
                  Tenneco Australia Group Pty. Ltd........................................................100
                      Monroe Australia Pty. Limited (Australia)...........................................100
                           Monroe Springs Australia Pty. Ltd. (Australia).................................100
                           Walker Australia Pty. Limited (Australia)......................................100
              Tenneco Global Holdings Inc. (Delaware).....................................................100
                  Fric-Rot S.A.I.C. (Argentina)...........................................................55
                      (Tenneco Global Holdings Inc. owns 55%;
                      Maco Inversiones S.A. owns 44.85%; and
                      unaffiliated parties own .15%)
                  Maco Inversiones S.A. (Argentina).......................................................>99
                      (Tenneco Global Holdings Inc. owns >99%; and
                      an unaffiliated party owns <1%)
                      Fric-Rot S.A.I.C. (Argentina).......................................................44.85
                           (Maco Inversiones S.A. owns 44.85%;
                           Tenneco Global Holdings Inc. owns 55%; and
                           unaffiliated parties own .15%)
                  Monroe Springs (New Zealand) Pty. Ltd. (New Zealand)....................................100
                  Monroe Czechia s.r.o. (Czech Republic)..................................................100
                  Tenneco Automotive Europe N.V(Belgium)..................................................<1
                      (Tenneco Global Holdings Inc. owns <1%;
                      Tenneco International Holding Corp. owns >99%)
                  Tenneco Automotive Iberica, S.A. (Spain)................................................100
                  Tenneco Automotive Polska Sp. z.o.o. (Poland)...........................................>99
                      (Tenneco Global Holdings Inc. owns >99%; and
                      Tenneco International Holding Corp. owns <1%)
                  Tenneco Automotive Romania Srl (Romania)................................................100
                  Tenneco Mauritius Limited (Mauritius)...................................................100
                      Hydraulics Limited (India)..........................................................51
                           (Tenneco Mauritius Limited owns 51% and
                           an unaffiliated company, owns 49%)
                           Renowned Auto Products Manufacturers Ltd. (India)..............................>99
                                     (Hydraulics Limited owns >99%; and
                                   non-affiliates own <1%)
                  Tenneco Mauritius Holdings Ltd. (Mauritius).............................................100
                      Tenneco Automotive India Private Limited (India)....................................100
                           Walker Exhaust India Private Limited (India)...................................100


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
                      Tenneco India Eng. & Shared Services (India)........................................>99
                           (Tenneco Mauritius Holdings Ltd. owns 99.9%
                           and an affiliated party owns <1%)
              Tenneco Holdings Danmark A/S (Denmark)......................................................100
                  Gillet Exhaust Technologie Pty Ltd (South Africa).......................................100
                  Kinetic Pty Ltd. (Australia)............................................................100
                  Tenneco Automotive Eastern Europe Sp. zo.o. (Poland)....................................100
                  Tenneco Automotive Holdings South Africa Pty. Ltd. (South Africa).......................75
                      (Tenneco Holdings Danmark A/S owns 74.9%; and
                      an unaffiliated entity owns 25.1%)
                           Armstrong Hydraulics South Africa (Pty.) Ltd. (South Africa)...................100
                           Armstrong Properties (Pty.) Ltd. (South Africa)................................100
                           Monroe Manufacturing (Pty.) Ltd. (South Africa)................................100
                  Tenneco Automotive Port Elizabeth (Pty) Limited (South Africa)..........................100
                  Tenneco Automotive Portugal - Componentes para
                      Automovel, Unipessoal, Lda (Portugal)...............................................100
                  Tenneco Automotive Volga LLC (Russia)...................................................100
                  Walker Danmark ApS (Denmark)............................................................100
              Walker Europe, Inc. (Delaware)..............................................................100
                  Tenneco Automotive France S.A. (France).................................................<1
                      (Tenneco International Holding Corp. owns > 99%;
                      and each of Walker Europe, Inc., Tenneco Automotive
                      Europe N.V. and unaffiliated parties owns <1%)
         The Pullman Company (Delaware)...................................................................100
              Autopartes Walker S.A. de C.V.  (Mexico)....................................................>99
                  (The Pullman Company owns >99%; and
                  Tenneco Automotive Inc. owns <1%)
                  Monroe-Mexico S.A. de C.V. (Mexico).....................................................>99
                      (Autopartes Walker, S.A. de C.V. owns >99%;
                      and each of Proveedora Walker and Tenneco Automotive
                      own less than <1%)
                      Tenneco Automotive Servicios de Mexico, S.A. de C.V. (Mexico).......................<1
                           (Monroe-Mexico, S.A. de C.V. owns <1%; and
                           Proveedora Walker S. de R.L. de C.V. owns >99%)
                  Proveedora Walker S. de R.L. de C.V. (Mexico) ..........................................>99
                           (Autopartes Walker S.A. de C.V.owns >99%; and
                           Monroe Mexico S.A. de C.V. owns <1%)
                      Monroe-Mexico S.A. de C.V. (Mexico).................................................<1
                           (Autopartes Walker, S.A. de C.V. owns >99%;
                           and each of Proveedora Walker and Tenneco
                                    Automotive own <1%)
                           Proveedora Walker S. de R.L. de C.V. (Mexico) .................................<1
                                           (Autopartes Walker S.A. de C.V.owns >99%; and


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                                                            [TENNECO AUTOMOTIVE]

Corporate Directory
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
                                           Monroe Mexico S.A. de C.V. owns .0<1%)
                           Tenneco Automotive Servicios de Mexico, S.A. de C.V. (Mexico)..................>99
                                           (Proveedora Walker S. de R.L. de C.V. owns >99%, and
                                            Monroe-Mexico, S.A. de C.V. owns <1%)
              Clevite Industries Inc. (Delaware)..........................................................100
              Peabody International Corporation (Delaware)................................................100
                  Barasset Corporation (Ohio).............................................................100
                  Peabody Galion Corporation (Delaware)...................................................100
                  Peabody Gordon-Piatt, Inc. (Delaware)...................................................100
                  Peabody N.E., Inc. (Delaware)...........................................................100
                  Peabody-Myers Corporation (Illinois)....................................................100
                  Pullman Canada Ltd. (Canada)............................................................61
                      (Peabody International Corporation owns 61%; and
                      The Pullman Company owns 39%)
                  Tenneco Automotive China Inc. (Delaware)................................................100
              Pullman Canada Ltd. (Canada)................................................................39
                  (The Pullman Company owns 39%; and
                  Peabody International Corporation owns 61%)
              Pullman Standard Inc. (Delaware)............................................................100
              Tenneco Brazil Ltda. (Brazil)...............................................................>99
                  (The Pullman Company owns >99%; and
                  an unaffiliated  individual owns <1%)
                  Tenneco Automotive Brasil Ltda. (Brazil)................................................>99
                      (Tenneco Brazil Ltda. owns >99%; and
                      Tenneco Automotive owns <1%)
         Thompson and Stammers (Dunmow) Number 6 Limited (United Kingdom).................................100
         Thompson and Stammers (Dunmow) Number 7 Limited (United Kingdom).................................100
         TMC Texas Inc. (Delaware)........................................................................100
         Walker-Eberspacher Automotive Exhaust System Co., Ltd............................................30
                  (Tenneco Automotive Operating Company owns 30%; and
                  Dalian Walker Gillet Automobile Muffler Company Ltd.
                  owns 25% and an unaffiliated entity owns 45%)
         Walker Electronic Silencing Inc. (Delaware)......................................................100
         Walker Europe, Inc. (Delaware)...................................................................100
              Tenneco Automotive France S.A. (France).....................................................<1
                  (Tenneco International Holding Corp. owns >99%;
                  and each of Walker Europe, Inc., Tenneco Automotive
                  Europe N.V. and unaffiliated parties owns <1%)
         Walker Limited (United Kingdom)..................................................................100
              Futaba Tenneco UK Ltd.......................................................................49
                  (Walker Ltd. owns 49% and an
                  unaffiliated party owns 51%)
              Tenneco Automotive UK Limited (United Kingdom)..............................................100


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Corporate Directory
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
                  Gillet Exhaust Manufacturing Limited (United Kingdom)...................................100
                  Gillet Pressings Cardiff Limited (United Kingdom).......................................100
                  The Tenneco Automotive (UK) Pension Scheme Trustee Limited..............................100
                  Walker UK Ltd (United Kingdom)..........................................................100
                      J.W. Hartley (Motor Trade) Limited (United Kingdom).................................100
                      Tenneco - Walker (U.K.) Ltd. (United Kingdom).......................................100
              Tenneco Management (Europe) Limited (United Kingdom)........................................100
              Wimetal S. A. (France)......................................................................<1
                  (Tenneco Europe Limited owns <1%; Walker Limited
                  owns < 1%; Tenneco Automotive France S.A. owns > 99%;
                  and unaffiliated parties own the remainder)
         Walker Manufacturing Company (Delaware)..........................................................100
              Ced's Inc. (Illinois).......................................................................100
         Walker Norge A/S  100
     TENNECO DEUTSCHLAND HOLDINGGESELLSCHAFT MBH (GERMANY)................................................100
         Gillet Unternehmesverwaltungs GmbH (Germany).....................................................100
         Heinrich Gillet GmbH (Germany)...................................................................100
              Elgira Montagebetrieb fur Abgasanlagen Rastatt GmbH (Germany)...............................50
                  (Heinrich Gillet GmbH  owns 50%; and an unaffiliated
                   party owns 50%)
              Gillet-Abgassysteme Zwickau Gmbh (Germany)..................................................100
                  Elagest AB (Sweden).....................................................................50
                      (Gillet-Abgassysteme Zickau GmbH owns 50%; and an
                       unaffiliated party owns 50%)
              Montagewerk Abgastechnik Emden GmbH (Germany)...............................................50
                  (Heinrich Gillet GmbH owns 50%; and an unaffiliated
                  party owns 50%)
         Tenneco Automotive Deutschland GmbH (Germany)....................................................100
         Walker Gillet (Europe) GmbH (Germany)............................................................100


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